UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2011

SPANSION INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34747	20-3898239
(Commission File Number)	(IRS Employer Identification Number)

915 DeGuigne Drive

P.O. Box 3453

Sunnyvale, California 94088

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 962-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Amendment to Fujitsu Foundry Agreement. As of April 1, 2011, Spansion Inc. (the “Company”) Spansion LLC ( “Spansion LLC”) and Spansion Technology LLC (“Spansion Technology LLC”), each a wholly owned subsidiary of the Company, entered into Amendment No. 6 (the “Fujitsu Amendment”) to the Amended and Restated Foundry Agreement dated September 28, 2006 (as amended, the “Fujitsu Foundry Agreement”) with Nihon Spansion Trading Limited and Fujitsu Semiconducter Limited (“Fujitsu”). The Fujitsu Amendment amended the terms governing data sharing under the Fujitsu Foundry Agreement by certain parties. A copy of the Fujitsu Amendment is attached as Exhibit 10.1 hereto, the terms of which are incorporated herein by reference. The foregoing description of the Fujitsu Amendment is qualified in its entirety by reference to the full text thereof.

Letter Agreement Regarding Fujitsu Foundry Agreement. As of April 29, 2011, the Company, Spansion LLC and Spansion Technology LLC entered into a letter agreement (the “Fujitsu Letter Agreement”) relating to the Fujitsu Foundry Agreement with Nihon Spansion Trading Limited and Fujitsu. The Fujitsu Letter Agreement acknowledged the March 2011 earthquake and tsunami in Japan as a force majeure event and, as a result, Spansion, Spansion LLC and Spansion Technology LLC waived and amended certain performance obligations under the Fujitsu Foundry Agreement. A copy of the Fujitsu Letter Agreement is attached as Exhibit 10.2 hereto, the terms of which are incorporated herein by reference. The foregoing description of the Fujitsu Letter Agreement is qualified in its entirety by reference to the full text thereof.

Amendment to TI Foundry Agreement. As of March 11, 2011, Spansion LLC entered into Amendment No. 3 (the “TI Amendment”) relating to the Foundry Agreement effective August 31, 2010 with Nihon Spansion Trading Limited and Texas Instruments Incorporated. The TI Amendment was entered into to reflect revised pricing and volume terms due to tool purchases and the March 2011 earthquake and related events in Japan. A copy of the TI Amendment is attached as Exhibit 10.3 hereto, the terms of which are incorporated herein by reference. The foregoing description of the TI Amendment is qualified in its entirety by reference to the full text thereof.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1*	Amendment No. 6 to the Fujitsu Foundry Agreement, by and among the Company, Spansion LLC and Spansion Technology LLC, in their capacities as guarantors, Nihon Spansion Trading Limited (as successor in interest to Nihon Spansion Limited) and Fujitsu, entered into as of April 1, 2011.

10.2*	Letter agreement regarding the Fujitsu Foundry Agreement, by and among the Company, Spansion LLC and Spansion Technology LLC, in their capacities as guarantors, Nihon Spansion Trading Limited (as successor in interest to Nihon Spansion Limited) and Fujitsu, entered into as of April 29, 2011.

10.3*	Amendment No. 3 to Foundry Agreement, by and among Spansion LLC, Nihon Spansion Trading Limited (as successor in interest to Nihon Spansion Limited) and Texas Instruments Incorporated, entered into as of March 11, 2011.

*	Confidential treatment has been requested with respect to portions of this exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2011	SPANSION INC.

	By:	/s/ Randy W. Furr
	Name:	Randy W. Furr
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Amendment No. 6 to the Fujitsu Foundry Agreement, by and among the Company, Spansion LLC and Spansion Technology LLC, in their capacities as guarantors, Nihon Spansion Trading Limited (as successor in interest to Nihon Spansion Limited) and Fujitsu, entered into as of April 1, 2011.

10.2*	Letter agreement regarding the Fujitsu Foundry Agreement, by and among the Company, Spansion LLC and Spansion Technology LLC, in their capacities as guarantors, Nihon Spansion Trading Limited (as successor in interest to Nihon Spansion Limited) and Fujitsu, entered into as of April 29, 2011.

10.3*	Amendment No. 3 to Foundry Agreement, by and among Spansion LLC, Nihon Spansion Trading Limited (as successor in interest to Nihon Spansion Limited) and Texas Instruments Incorporated, entered into as of March 11, 2011.

*	Confidential treatment has been requested with respect to portions of this exhibit.